Business Acquired	12 Months Ended
Dec. 31, 2015
Business Combinations [Abstract]
Business Acquired

NOTE 3 –BUSINESS ACQUIRED

On August 7, 2014, as part of the Company’s strategy to move into the high growth areas of Advanced Packaging and MEMS, the Company completed the SPTS Acquisition.  The Company acquired all outstanding shares of SPTS for a total consideration of approximately $375.1 million in net cash.  SPTS is currently engaged in the design, development, manufacture, marketing and servicing of etch, PVD and CVD equipment for use in the manufacture of MEMS, Advanced Packaging, power, RF and HBLED devices.

In August 7, 2014, in connection with the SPTS Acquisition, the Company borrowed $300 million (before a discount of 1%) through senior secured long term loans (the “Term Loans”), see Note 7.

NOTE 3 - BUSINESS ACQUIRED (continued)

The Company accounted for this acquisition using the acquisition method of accounting and, accordingly, assets acquired and liabilities assumed from SPTS were recorded at their estimated fair values, as follows:

$ in thousands
Cash and cash equivalents	8,309
Current assets, excluding inventory	38,056
Inventories	49,108
Property, plant and equipment	25,160
Identifiable intangible assets:
In-process research and development (1)	6,920
Technological intellectual property (2)	60,870
Customer relations (3)	69,768
Trade name (3)	5,960
Backlog (4)	10,398
Goodwill	167,001
Total assets acquired	441,577
Current liabilities	38,246
Deferred taxes and other long-term liability	19,934
Total liabilities assumed	58,180
Net assets acquired	383,370

(1)	Project was successfully completed in 2015 and is amortized over a period of 7 years.
(2)	Amortized over a period of up to 7 years.
(3)	Amortized over a period of approximately 5 years.
(4)	Amortized over an estimated period of 1.5 years.

The purchase price allocation for SPTS takes into account the information management believes is reasonable. The Company had one year from SPTS Closing Date to make final determination of purchase accounting allocation, at the end of which the Company did not do any significant changes.

The results of the acquired business are consolidated as of August 7, 2014, the SPTS Closing Date.  The goodwill was allocated to the Semiconductor Device Division reporting unit.

The goodwill arising from the SPTS Acquisition is a result, among other things, of workforce, sales sources, marketing positioning value, cross-selling opportunities and joint development opportunities for new products in the future.

None of the goodwill recognized is expected to be deductible for income tax purposes.

Revenues of SPTS for the period from SPTS Closing Date to December 31, 2014 were approximately $110.6 million.

NOTE 3 - BUSINESS ACQUIRED (continued)

Below is the unaudited pro forma, combined statement of operations data for the years ended December 31, 2014 and 2013, presented as if the SPTS Acquisition had occurred on January 1, 2013, after giving effect to: (a) purchase accounting adjustments, including the increase in amortization of identifiable intangible assets based on the estimated fair value thereof; (b) transaction costs; (c) interest accrued on shareholders loans; (d) estimated additional interest expense due to the receipt of the Term Loans, only with respect to amortization, in the amount of $9.5 million and $16.7 million in the years ended December 31, 2014 and 2013, respectively, and; (e) related tax impact.  This unaudited pro forma financial information is not necessarily indicative of the combined results that would have been attained had the SPTS Acquisition taken actually place on January 1, 2013, nor is it necessarily indicative of future results.

	Year ended December 31
	2014	2013
	$ in thousands except for share data
	(unaudited)
Revenues	657,799	597,368
Net income	20,999	21,600
Earnings per share:
Basic	$0.48	$0.51
Diluted	$0.47	$0.50

In June, 2015 the Company divested the thermal products business that it acquired as part of the SPTS Acquisition (the “Thermal Products Business”) to a buyer, in which the Company, through SPTS, owns a 5% equity interest and holds a sit in the board. The sale price was based on a valuation of approximately $28 million, comprised of $22 million in cash plus approximately $6 million in accounts receivable.  $10 million of the cash was paid on completion and the balance is scheduled to be paid in June 2016, without any performance conditions. The sale of the Thermal Products Business, which was consummated on June 30, 2015 did not meet the criteria to be presented and disclosed as discontinued operations. Based on the mandatory prepayment provision, as discussed in Note 7(b), the Company prepaid $7.5 million of the Term Loans as a result of this sale.